UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05497

Western Asset Municipal High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place,

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2014

WESTERN ASSET

MUNICIPAL HIGH

INCOME FUND INC.

(MHF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income exempt from federal income taxes.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Municipal High Income Fund Inc. for the six-month reporting period ended April 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

May 30, 2014

II	Western Asset Municipal High Income Fund Inc.

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the six months ended April 30, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s second reading for first quarter 2014 GDP growth, released after the reporting period ended, was -1.0%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, nonresidential fixed investment, state and local government spending, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment then declined to 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Unemployment then fell to 6.3% in April, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in April 2014, matching its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.3% of the 9.8 million Americans looking for work in April 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. This marked the first month-over-month sales increase in 2014. The NAR reported that the median existing-home price for all housing types was $201,700 in April 2014, up 5.2% from April 2013. The inventory of homes available for sale in April 2014 was 16.8% higher than the previous month at a 5.9 month supply at the current sales pace and 6.5% higher than in April 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in November 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading

Western Asset Municipal High Income Fund Inc.	III

Investment commentary (cont’d)

since May 2013. However, the PMI moved up to 53.2 in February, 53.7 in March and 54.9 in April 2014. During April 2014, seventeen of the eighteen industries within the PMI expanded, versus fourteen expanding in March 2014.

IV	Western Asset Municipal High Income Fund Inc.

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion per month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion per month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion per month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2014?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.31%. It fell as low as 0.28% on several occasions in November and early December 2013, and was as high as 0.47% in March and April 2014, before ending the period at 0.42%. The yield on the ten-year Treasury began the period at 2.57%, its low for the reporting period. Ten-year Treasuries peaked at 3.04% on December 31, 2013, before moving down to 2.67% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. While the market was volatile at times, the spread sectors generated positive results during the reporting period. After generally weakening in November and

Western Asset Municipal High Income Fund Inc.	V

Investment commentary (cont’d)

December 2013, the spread sectors largely rallied in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March as interest rates moved higher. However, the reporting period ended on a positive note as the spread sectors generated positive results in April. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 1.74% during the six months ended April 30, 2014.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the six months ended April 30, 2014. Over that period, the Barclays Municipal Bond Indexvi and the Barclays U.S. Aggregate Index gained 4.08% and 1.74%, respectively. That being said, the municipal market was volatile at times given the negative fallout from the city of Detroit’s bankruptcy filing and credit concerns in Puerto Rico.

Performance review

For the six months ended April 30, 2014, Western Asset Municipal High Income Fund Inc. returned 6.27% based on its net asset value (“NAV”)vii and 8.55% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Municipal Bond Index, returned 4.08% for the same period. The Lipper High Yield Municipal Debt Closed-End Funds Category Averageviii returned 7.77% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.19 per share. As of April 30, 2014, the Fund estimates that 98.21% of the distributions were sourced from net investment income and 1.79% constitutes a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2014 (unaudited)
Price Per Share	6-Month Total Return**
$7.83 (NAV)	6.27	%†
$7.24 (Market Price)	8.55	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

VI	Western Asset Municipal High Income Fund Inc.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Municipal High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

May 30, 2014

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Municipal High Income Fund Inc.	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category.

VIII	Western Asset Municipal High Income Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2014 and October 31, 2013 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic Exposure — April 30, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
MHF	— Western Asset Municipal High Income Fund Inc.

2	Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report

Effective duration (unaudited)

Interest Rate Exposure — April 30, 2014

Total Effective Duration
MHF	— 8.13 years
Benchmark	— 7.46 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
MHF	— Western Asset Municipal High Income Fund Inc.

Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2014

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 95.1%
Alabama — 4.0%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	$1,120,000	$1,188,925
Jefferson County, AL, Sewer Revenue:
AGM	5.500%	10/1/53	400,000	417,912	(a)
Convertible CAB	0.000%	10/1/50	3,500,000	1,904,910
Subordinated Lien Warrants	6.500%	10/1/53	3,000,000	3,230,400
Total Alabama				6,742,147
Arizona — 1.9%
Pima County, AZ, IDA Revenue, Tucson Electric Power Co.	5.750%	9/1/29	1,000,000	1,018,630
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	1,500,000	1,647,495
University Medical Center Corp., AZ, Hospital Revenue	6.250%	7/1/29	500,000	551,175
Total Arizona				3,217,300
California — 7.5%
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	3,000,000	3,002,580	(b)
California State Public Works Board, Lease Revenue, Various Capital Projects	5.125%	10/1/31	1,500,000	1,642,395
California Statewide CDA, Student Housing Revenue:
Provident Group-Pomona Properties LLC	5.600%	1/15/36	505,000	488,946
Provident Group-Pomona Properties LLC	5.750%	1/15/45	360,000	346,918
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	2,000,000	2,687,460
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	3,000,000	3,904,440
Redding, CA, Redevelopment Agency, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/29	600,000	600,282
Total California				12,673,021
Colorado — 4.9%
Colorado Educational & Cultural Facilities Authority Revenue:
Cheyenne Mountain Charter Academy	5.250%	6/15/25	680,000	702,188
Cheyenne Mountain Charter Academy	5.125%	6/15/32	510,000	516,620
Elbert County Charter	7.375%	3/1/35	785,000	785,024
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	4,000,000	4,801,320
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	1,000,000	898,620
Southlands, CO, Metropolitan District No. 1, GO	7.125%	12/1/34	500,000	519,880	(c)
Total Colorado				8,223,652
Delaware — 3.1%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	2,000,000	2,032,900
Sussex County, DE, Recovery Zone Facility Revenue, NRG Energy Inc., Indian River Power LLC	6.000%	10/1/40	3,000,000	3,194,370
Total Delaware				5,227,270

See Notes to Financial Statements.

4	Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
District of Columbia — 2.5%
District of Columbia COP, District Public Safety & Emergency, AMBAC	5.500%	1/1/20	$1,895,000	$1,900,931
District of Columbia Revenue:
Friendship Public Charter School Inc.	5.000%	6/1/42	2,000,000	1,857,740
KIPP Charter School	6.000%	7/1/33	200,000	224,690
KIPP Charter School	6.000%	7/1/43	250,000	275,503
Total District of Columbia				4,258,864
Florida — 3.9%
Beacon Lakes, FL, Community Development District, Special Assessment	6.900%	5/1/35	100,000	100,000
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	1,000,000	1,000,050
Martin County, FL, IDA Revenue, Indiantown Cogeneration LP Project	4.200%	12/15/25	1,500,000	1,462,500	(e)
Palm Beach County, FL, Health Facilities Authority Revenue:
Sinai Residences Boca Raton Project	7.500%	6/1/49	400,000	426,456	(f)
Sinai Residences Boca Raton Project, Entrance Fee	6.000%	6/1/21	300,000	305,337	(f)
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	1,385,000	1,388,116
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	615,000	430,500	(d)
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	914,807	393,367	(d)
University of Central Florida, COP, FGIC	5.000%	10/1/25	1,000,000	1,010,500
Total Florida				6,516,826
Georgia — 3.8%
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	2,000,000	2,118,260
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	2,000,000	2,319,020
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	1,000,000	1,086,890
Franklin County, GA, Industrial Building Authority Revenue, Emmanuel College Inc.	6.000%	11/1/32	1,000,000	915,530
Total Georgia				6,439,700
Hawaii — 1.3%
Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co.	6.500%	7/1/39	2,000,000	2,222,860
Illinois — 1.1%
Illinois Finance Authority Revenue, Refunding, Chicago Charter School Project	5.000%	12/1/26	1,000,000	1,009,560
Illinois State Finance Authority Revenue, Franciscan Communities Inc.	5.250%	5/15/47	1,000,000	901,950
Total Illinois				1,911,510

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2014

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Indiana — 2.0%
County of St. Joseph, IN, EDR:
Holy Cross Village Notre Dame Project	6.000%	5/15/26	$285,000	$291,088
Holy Cross Village Notre Dame Project	6.000%	5/15/38	550,000	553,630
Indiana State Finance Authority Revenue, Private Activity Ohio River Bridges East End Crossing Project	5.000%	7/1/48	2,000,000	2,018,900	(e)
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	500,000	538,085	(e)
Total Indiana				3,401,703
Iowa — 3.0%
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	500,000	509,225
Iowa Fertilizer Co. Project	5.250%	12/1/25	4,540,000	4,590,893
Total Iowa				5,100,118
Kansas — 0.7%
Salina, KS, Hospital Revenue, Refunding & Improvement Salina Regional Health	5.000%	10/1/22	1,150,000	1,194,425
Kentucky — 1.3%
Owen County, KY, Waterworks System Revenue, Kentucky American Water Co. Project	6.250%	6/1/39	2,000,000	2,173,120
Louisiana — 0.2%
Epps, LA, COP	8.000%	6/1/18	775,000	370,551
Maryland — 2.0%
Maryland State Health & Higher EFA Revenue, Mercy Medical Center	6.250%	7/1/31	3,000,000	3,339,270
Massachusetts — 0.7%
Massachusetts State DFA Revenue, Tufts Medical Center Inc.	6.875%	1/1/41	1,000,000	1,158,880
Michigan — 3.9%
Detroit, MI, Water Supply System Revenue, Senior Lien	5.250%	7/1/41	2,000,000	1,940,740
Gaudior Academy, COP	7.250%	4/1/34	1,000,000	1,000,600
Michigan State Strategic Fund Limited Obligation Revenue:
Evangelical Homes of Michigan	5.250%	6/1/32	500,000	483,555
Evangelical Homes of Michigan	5.500%	6/1/47	750,000	721,282
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	2,000,000	2,437,960	(c)
Total Michigan				6,584,137
Missouri — 2.4%
Missouri State HEFA Revenue:
Lutheran Senior Services	6.000%	2/1/41	500,000	532,675
Refunding, St. Lukes Episcopal	5.000%	12/1/21	1,300,000	1,379,456

See Notes to Financial Statements.

6	Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Missouri — continued
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village of Sunset Hills	5.875%	9/1/43	$2,000,000	$2,080,580
Total Missouri				3,992,711
Nebraska — 2.0%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3	5.000%	9/1/42	3,340,000	3,461,676
New Jersey — 3.9%
New Jersey State EDA Revenue:
Private Activity-Goethals Bridge Replacement Project	5.375%	1/1/43	1,500,000	1,582,530	(e)
Refunding	6.875%	1/1/37	5,000,000	5,076,100	(e)
Total New Jersey				6,658,630
New Mexico — 0.6%
Otero County, NM, COP, Jail Project Revenue	7.500%	12/1/24	1,000,000	938,980
New York — 1.4%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	2,000,000	2,167,680
New York City, NY, IDA, Civic Facilities Revenue, Special Needs Facilities Pooled Program	8.125%	7/1/19	155,000	155,572
Total New York				2,323,252
Ohio — 1.7%
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	1,340,000	1,341,581
Miami County, OH, Hospital Facilities Revenue, Refunding and Improvement Upper Valley Medical Center	5.250%	5/15/21	1,500,000	1,559,895
Total Ohio				2,901,476
Oklahoma — 1.4%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	6.875%	11/1/23	1,300,000	1,323,725
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,086,730
Total Oklahoma				2,410,455
Pennsylvania — 3.5%
Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center	5.000%	1/1/27	1,000,000	1,030,760
Montgomery County, PA, IDA Revenue:
Acts Retirement-Life Communities	5.000%	11/15/28	1,400,000	1,475,642
Acts Retirement-Life Communities	5.000%	11/15/29	1,350,000	1,421,050
Philadelphia, PA, Authority for IDR:
Discovery Charter School Inc. Project	6.250%	4/1/37	500,000	504,925
Host Marriot LP Project, Remarketed 10/31/95	7.750%	12/1/17	1,000,000	1,002,650	(e)

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2014

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Performing Arts Charter School Project	6.000%	6/15/23	$500,000	$507,870	(b)
Total Pennsylvania				5,942,897
Puerto Rico — 1.5%
Puerto Rico Commonwealth, GO, Public Improvement	5.000%	7/1/41	160,000	110,411
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	500,000	399,225	(a)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	1,500,000	1,070,430
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/43	1,500,000	1,031,595
Total Puerto Rico				2,611,661
Tennessee — 1.5%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	2,500,000	2,461,925
Texas — 22.4%
Brazos River, TX, Harbor Industrial Development Corp., Environmental Facilities Revenue, Dow Chemical Co.	5.900%	5/1/28	1,500,000	1,614,765	(e)(g)(h)
Burnet County, TX, Public Facility Project Revenue	7.500%	8/1/24	1,335,000	267,000	(i)
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/42	2,000,000	1,958,780
Dallas-Fort Worth, TX, International Airport Revenue, Joint Improvement	5.000%	11/1/42	4,000,000	4,115,680	(e)
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible Cabs	0.000%	10/1/35	1,500,000	1,014,120
Gulf Coast, TX, IDA Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	1,000,000	992,860	(e)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	2,000,000	2,191,420
Houston, TX, Airport System Revenue, Special Facilities, Continental Airlines Inc. Projects	6.125%	7/15/27	2,750,000	2,752,145	(e)
Love Field Airport Modernization Corp., TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	6,000,000	6,261,060
North Texas Tollway Authority Revenue	5.750%	1/1/40	2,500,000	2,773,750
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	2,000,000	920,000	(d)
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	2,000,000	2,288,320
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	4,000,000	4,648,480
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/28	1,500,000	1,574,835
Texas State Public Finance Authority:
Charter School Finance Corp. Revenue, Cosmos Foundation Inc.	6.200%	2/15/40	1,000,000	1,115,690
Uplift Education	5.750%	12/1/27	1,500,000	1,600,410
West Texas Detention Facility Corp. Revenue	8.000%	2/1/25	1,865,000	1,353,225

See Notes to Financial Statements.

8	Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	$445,000	$445,316
Total Texas				37,887,856
U.S. Virgin Islands — 1.6%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	2,500,000	2,727,075
Virginia — 1.9%
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	1,000,000	1,048,580	(e)
Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	2,000,000	2,087,940	(e)
Total Virginia				3,136,520
West Virginia — 1.5%
Pleasants County, WV, PCR, Refunding, County Commission, Allegheny Energy Supply Co., LLC	5.250%	10/15/37	2,500,000	2,546,375
Total Investments before Short-Term Investments (Cost — $154,846,290)				160,756,843
Short-Term Investments — 3.5%
Florida — 0.3%
Pinellas County, FL, Health Facilities Authority Revenue, Baycare Healthcare System, LOC-Wells Fargo Bank N.A.	0.130%	11/1/38	500,000	500,000	(j)(k)
Illinois — 0.1%
Illinois State Health Facilities Authority Revenue, Evanston Hospital Corp., SPA-Wells Fargo Bank N.A.	0.120%	6/1/35	100,000	100,000	(j)(k)
Missouri — 0.6%
Missouri State HEFA Revenue, St. Louis University, SPA-U.S. Bank NA	0.140%	10/1/24	1,000,000	1,000,000	(j)(k)
New Hampshire — 1.4%
New Hampshire State Business Finance Authority, Lonza Biologies Inc. Project, LOC-Landesbank Hessen-Thuringen	0.260%	11/1/20	2,400,000	2,400,000	(e)(j)(k)
North Carolina — 0.7%
Charlotte, NC, Water & Sewer System Revenue, SPA-Depfa Bank PLC	0.120%	7/1/36	100,000	100,000	(j)(k)
North Carolina Capital Facilities Finance Agency, Student Revenue, UNCP University Foundation Inc., LOC-Wells Fargo Bank N.A.	0.130%	7/1/31	1,000,000	1,000,000	(j)(k)
Total North Carolina				1,100,000
Pennsylvania — 0.2%
Mercer County, PA, GO	0.180%	10/1/31	400,000	400,000	(j)(k)

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2014

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — 0.2%
Rockwall, TX, ISD, GO, School Building, PSFG, SPA-Dexia Credit Local	0.130%	8/1/37	$400,000	$400,000	(j)(k)
Total Short-Term Investments (Cost — $5,900,000)				5,900,000
Total Investments — 98.6% (Cost — $160,746,290#)				166,656,843
Other Assets in Excess of Liabilities — 1.4%				2,375,370
Total Net Assets — 100.0%				$169,032,213

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	The coupon payment on these securities is currently in default as of April 30, 2014.

(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(f)	Security is purchased on a when-issued basis.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Maturity date shown represents the mandatory tender date.

(i)	Illiquid security.

(j)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(k)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
ISD	— Independent School District
LOC	— Letter of Credit

See Notes to Financial Statements.

10	Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation
PSFG	— Permanent School Fund Guaranty
SPA	— Standby Bond Purchase Agreement — Insured Bonds
UNCP	— University of North Carolina at Penbroke

Ratings Table*
Standard & Poor’s/Moody’s/Fitch**
AA/Aa	2.2%
A	20.1
BBB/Baa	44.2
BB/Ba	11.4
B/B	2.2
CCC/Caa	1.2
A-1/VMIG 1	3.5
NR	15.2
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from a NRSRO.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

April 30, 2014

Assets:
Investments, at value (Cost — $160,746,290)	$166,656,843
Interest receivable	2,935,337
Receivable for securities sold	250,000
Prepaid expenses	19,190
Total Assets	169,861,370

Liabilities:
Payable for securities purchased	693,904
Investment management fee payable	75,875
Payable to broker — variation margin on open futures contracts	25,875
Due to custodian	4,229
Accrued expenses	29,274
Total Liabilities	829,157
Total Net Assets	$169,032,213

Net Assets:
Par value ($0.01 par value; 21,600,403 shares issued and outstanding; 500,000,000 shares authorized)	$216,004
Paid-in capital in excess of par value	173,973,592
Overdistributed net investment income	(72,590)
Accumulated net realized loss on investments and futures contracts	(10,829,525)
Net unrealized appreciation on investments and futures contracts	5,744,732
Total Net Assets	$169,032,213

Shares Outstanding	21,600,403

Net Asset Value	$7.83

See Notes to Financial Statements.

12	Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2014

Investment Income:
Interest	$4,508,616

Expenses:
Investment management fee (Note 2)	448,573
Audit and tax	24,091
Transfer agent fees	22,529
Stock exchange listing fees	14,250
Shareholder reports	13,681
Directors’ fees	13,545
Fund accounting fees	7,878
Legal fees	7,713
Insurance	2,134
Custody fees	545
Miscellaneous expenses	5,304
Total Expenses	560,243
Net Investment Income	3,948,373

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(123,173)
Futures contracts	(19,521)
Net Realized Loss	(142,694)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	6,407,983
Futures contracts	(161,804)
Change in Net Unrealized Appreciation (Depreciation)	6,246,179
Net Gain on Investments and Futures Contracts	6,103,485
Increase in Net Assets from Operations	$10,051,858

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended April 30, 2014 (unaudited) and the Year Ended October 31, 2013	2014	2013

Operations:
Net investment income	$3,948,373	$8,253,027
Net realized gain (loss)	(142,694)	284,837
Change in net unrealized appreciation (depreciation)	6,246,179	(14,368,541)
Increase (Decrease) in Net Assets From Operations	10,051,858	(5,830,677)

Distributions to Shareholders From (Note 1):
Net investment income	(4,017,675)	(8,205,946)
Decrease in Net Assets From Distributions to Shareholders	(4,017,675)	(8,205,946)

Fund Share Transactions
Reinvestment of distributions (0 and 26,899 shares issued, respectively)	—	217,025
Increase in Net Assets From Fund Share Transactions	—	217,025
Increase (Decrease) in Net Assets	6,034,183	(13,819,598)

Net Assets:
Beginning of period	162,998,030	176,817,628
End of period*	$169,032,213	$162,998,030
*Includesoverdistributed net investment income of:	$(72,590)	$(3,288)

See Notes to Financial Statements.

14	Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2014[1,2]	2013[1]	2012	2011	2010	2009

Net asset value, beginning of period	$7.55	$8.20	$7.63	$7.84	$7.45	$7.08

Income (loss) from operations:
Net investment income	0.18	0.38	0.40	0.42	0.43	0.43
Net realized and unrealized gain (loss)	0.29	(0.65)	0.58	(0.19)	0.40	0.38
Total income (loss) from operations	0.47	(0.27)	0.98	0.23	0.83	0.81

Less distributions from:
Net investment income	(0.19) [3]	(0.38)	(0.41)	(0.44)	(0.44)	(0.44)
Total distributions	(0.19)	(0.38)	(0.41)	(0.44)	(0.44)	(0.44)

Net asset value, end of period	$7.83	$7.55	$8.20	$7.63	$7.84	$7.45

Market price, end of period	$7.24	$6.85	$8.47	$7.52	$7.93	$7.25
Total return, based on NAV[4,5]	6.27%	(3.41)%	13.17%	3.39%	11.69%	12.30%
Total return, based on Market Price[6]	8.55%	(14.91)%	18.65%	0.74%	16.09%	18.49%

Net assets, end of period (millions)	$169	$163	$177	$164	$168	$158

Ratios to average net assets:
Gross expenses	0.69%[7]	0.69%	0.69%	0.68%	0.70%	0.71%
Net expenses[8]	0.69 [7]	0.69	0.69	0.68	0.70	0.71
Net investment income	4.84 [7]	4.81	5.09	5.63	5.70	6.17

Portfolio turnover rate	11%	15%	13%	10%	17%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income exempt from federal income taxes.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

16	Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$160,756,843	—	$160,756,843
Short-term investments†	—	5,900,000	—	5,900,000
Total investments	—	$166,656,843	—	$166,656,843

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$165,821	—	—	$165,821

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

18	Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report

(d) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distribution may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$16,921,849
Sales	20,364,604

At April 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,356,025
Gross unrealized depreciation	(5,445,472)
Net unrealized appreciation	$5,910,553

At April 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury Long-Term Bonds	46	6/14	$6,041,304	$6,207,125	$(165,821)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2014.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$165,821

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

20	Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(19,521)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(161,804)

During the six months ended April 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$18,888
Futures contracts (to sell)	5,703,589

†	At April 30, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at April 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,5]	Net Amount
Futures contracts[4]	$25,875	$(25,875)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[5]	See the accompanying Schedule of Investments for securities pledged as collateral.

5. Distributions subsequent to April 30, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period of the report:

Record Date	Payable Date	Amount
5/23/14	5/30/14	$0.031
6/20/14	6/27/14	$0.031
7/18/14	7/25/14	$0.031
8/22/14	8/29/14	$0.031

Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

6. Capital loss carryforward

As of October 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2015	$(1,928,255)
10/31/2016	(2,673,203)
10/31/2017	(6,176,348)
$(10,777,806)

These amounts will be available to offset any future taxable capital gains.

7. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

8. Subsequent event

In May 2014, Western Asset reimbursed the Fund $572,126 for losses incurred on the disposition of securities that did not meet the Fund’s investment guidelines.

22	Western Asset Municipal High Income Fund Inc. 2014 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Municipal High Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (“Western Asset”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2013, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Western Asset, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and Western Asset to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and Western Asset.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and Western Asset provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by Western Asset.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Western Asset Municipal High Income Fund Inc.	23

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act. The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and Western Asset, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by Western Asset and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and Western Asset.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe.

24	Western Asset Municipal High Income Fund Inc.

The Performance Universe included the Fund and all leveraged and non-leveraged high yield municipal debt closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper. The Performance Universe consisted of the Fund and ten other funds for the 1-, 3- and 5-year periods ended June 30, 2013 and consisted of the Fund and seven other funds for the 10-year period ended such date.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2013 was ranked eleventh (last) among the funds in the Performance Universe for each of those periods. The Lipper Performance Information also showed that the Fund’s performance for the 10-year period ended June 30, 2013 was ranked fifth among the funds in the Performance Universe for that period. The Fund’s performance for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2013 was worse than the median performance for the funds in the Performance Universe for those periods. The Board gave considerable weight to the Manager’s explanation of the Fund’s underperformance relative to the Performance Universe for the 1-and 3-year periods ended June 30, 2013. The Manager advised the Board that Lipper, in order to create a meaningful size universe for comparison, included, as it has in the past, both leveraged and non-leveraged funds in the Performance Universe due to the limited number of non-leveraged high-yield municipal debt closed-end funds, such as the Fund. The use of leverage may enhance fund performance in a rising market and may detract from fund performance in a declining market. Because it does not use leverage, according to the Manager, the Fund was at a relative disadvantage to leveraged funds included in the Performance Universe during all performance measurement periods. The Manager noted further that the Fund, as part of its continuing investment program, generally has maintained a smaller allocation to lower-rated, higher risk securities than other Performance Universe funds and no allocation to the tobacco-backed sector and that these long-term strategies have had a negative impact on Fund performance relative to its Performance Universe. The Board noted that the small number of funds in the Performance Universe as well as Lipper’s inclusion of both leveraged and non-leveraged funds in the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark in each of the 1-, 3-, 5- and 10-year periods ended June 30, 2013.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Western Asset Municipal High Income Fund Inc.	25

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to Western Asset under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and Western Asset. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and ten other leveraged and non-leveraged high yield municipal debt closed-end funds, as classified by Lipper, with net common share assets ranging from $131.9 million to $501.3 million. Seven of the other funds in the Expense Universe were larger than the Fund and three were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee was ranked second (first being lowest) among the funds in the Expense Universe on both a contractual basis and on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds). The Lipper Expense Information also showed that the Fund’s actual total expenses were ranked first among the funds in the Expense Universe. The Board considered that the small number of funds in the Expense Universe and Lipper’s inclusion of both leveraged and non-leveraged funds in the Expense Universe made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and

26	Western Asset Municipal High Income Fund Inc.

oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2013 and March 31, 2012. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to Western Asset was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 8 percent during the period covered by the analysis and remained at a reasonable level in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund by the Manager and Western Asset.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Western Asset Municipal High Income Fund Inc.	27

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager and Western Asset

The Board considered other benefits received by the Manager, Western Asset and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Western Asset were present.

28	Western Asset Municipal High Income Fund Inc.

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Municipal High Income Fund Inc. was held on February 28, 2014, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
William R. Hutchinson	19,241,227	509,588
Eileen A. Kamerick	19,220,209	530,606
Jeswald W. Salacuse	19,233,017	517,798
Kenneth D. Fuller	19,255,574	495,241

At April 30, 2014, in addition to William R. Hutchinson, Eileen A. Kamerick, Jeswald W. Salacuse and Kenneth D. Fuller, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

Riordan Roett

Western Asset Municipal High Income Fund Inc.	29

Dividend reinvestment plan (unaudited)

The Fund’s policy, which may be changed by the Fund’s Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund’s capital shares. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to shareholders at least once a year.

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose capital shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional capital shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own capital shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST, as dividend-paying agent.

The number of capital shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the capital shares is equal to or exceeds 98% of net asset value (“NAV”) per share on the determination date (generally, the record date for the distribution), participants will be issued capital shares valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund’s net assets will be proportionately diluted.

If 98% of the NAV per share of the capital shares at the time of valuation (which is the close of business on the determination date) exceeds the market price of capital shares, AST will buy capital shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before AST has completed its purchases, the market price exceeds 98% of what the NAV per share of the capital shares was at the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of capital shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by AST may exceed 98% of the NAV per share of the capital shares. AST will begin to purchase capital shares on the open market as soon as practicable after the payment date of

30	Western Asset Municipal High Income Fund Inc.

the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Capital shares in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to its capital shares issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST or the Fund on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

Western Asset Municipal High Income Fund Inc.	31

Western Asset

Municipal High Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

Officers

Kenneth D. Fuller

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Mr. Salacuse will retire from the Board of Directors, effective June 30, 2014.

Western Asset Municipal High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer &Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

MHF

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset Municipal High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WAS04050 6/14 SR14-2226

ITEM 2.	CODE OF ETHICS.

  Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

  Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

  Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

  Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

  Not Applicable.

ITEM 8(b)	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

On or about March 31, 2014, S. Kenneth Leech became part of the portfolio management team of the Fund.

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since March 31, 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of April 30, 2014.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech*‡	Other Registered Investment Companies	104	$184.5 billion	None	None
	Other Pooled Vehicles	241	$91.9 billion	9	$1.5 billion
	Other Accounts	686	$177.3 billion	55	$16.7 billion

*	On or about March 31, 2014, Mr. Leech joined the portfolio management team of the fund and the portfolio management teams having investment responsibility for other registered investment companies, other pooled investment vehicles and other accounts. Information in this table relating to Mr. Leech reflects the assets under management of these additional registered investment companies, other pooled investment vehicles and other accounts as of March 31, 2014.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of April 30, 2014.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not Applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal High Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 25, 2014